Dreyfus
      California Municipal
      Income, Inc.



      SEMIANNUAL REPORT March 31, 2002




                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            21   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus California Municipal Income, Inc., covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, the municipal bond market has given back a portion of the gains achieved during its 2001 rally.

Indeed, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2002, the fund achieved a -0.31% total return.(1) Over the same period, the fund provided income dividends of $0.2280 per share, which is equal to an annualized distribution rate of 5.53%.(2)

We attribute the fund' s performance to market weakness late in the reporting period, which effectively offset earlier gains. Municipal bond prices declined sharply in March when the Federal Reserve Board (the "Fed") suggested that the economy had begun to recover and that its aggressive interest-rate reduction campaign was probably finished.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital.

In doing so, we have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with what we believe are comparable securities, albeit with yields that reflect the then current interest-rate environment. When we believe that an opportunity presents itself, we seek to upgrade the portfolio's investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

For most of the reporting period, the fund benefited from lower interest rates and a weakening economy. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Fed continued to reduce short-term interest rates during the fourth quarter of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices rose. While the positive effects of falling interest rates were most pronounced among short-term securities, long-term bonds also benefited when the differences between short-term and long-term yields widened.

In March, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed's next moves would be toward higher interest rates. While we do not expect any rate hikes in the immediate future, these expectations were nonetheless factored into long-term municipal bond prices, which fell sharply and erased earlier gains.

In this environment, we maintained the fund' s average duration within the neutral range in our view, enabling the fund to avoid the brunt of the market's March decline without unduly sacrificing income. As some of the fund's holdings reached maturity or were redeemed early by their issuers, we looked for opportunities to replace the income they had generated. Although this has continued to prove difficult in the low interest-rate environment, we have found a number of income-oriented bonds in market niches that, in our opinion, represented attractive relative values.


What is the fund's current strategy?

Consistent with the fund's investment objective, we have continued to emphasize income-oriented bonds. However, we have also been careful to focus on issuers that, in our opinion, enjoy good credit quality. This may be especially important in California, where a weak U.S. economy has constrained tax revenues at the same time that expenditures and borrowing have increased in the wake of last year' s energy crisis. Accordingly, we have generally replaced mature or redeemed holdings with new bonds that have investment-grade credit ratings or their equivalent.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURNS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--85.3%

Abag Financial Authority For Nonprofit Corps, MFHR

   (Central Park Apartments) 5.60%, 7/1/2038                                                    815,000                 812,408

Bakersfield Central District Development Agency,

  Tax Allocation Revenue

  (Downtown Bakersfield Redevelopment)

   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,063,710

California 9.264%, 12/1/2018                                                                    375,000  (b, c)          377,036

California Department Water Resources, Revenue

  (Central Valley Project) 11.889%, 12/1/2026

   (Prerefunded 6/1/2002)                                                                       900,000  (a, b, c)       941,508

California Health Facilities Financing Authority, Revenue:

  Health Facilities Financing

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                         1,000,000                1,035,940

   (Sutter Health) 6.25%, 8/15/2035                                                             750,000                  773,272

California Pollution Control Finance Authority:

   PCR 9.896%, 6/1/2014                                                                       1,000,000  (b, c)        1,239,180

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,786,880

         6.75%, 9/1/2019                                                                        600,000                  583,812

      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                  1,000,000                  971,240

California Public Works Board, LR

  (Various University of California Projects)

   6.60%, 12/1/2002 (Prerefunded 12/1/2002)                                                     800,000  (a)             841,232

California Statewide Communities Development Authority:

   COP (Catholic Healthcare West) 6.50%, 7/1/2020                                               500,000                  517,145

   Special Facilities, LR (United Airlines) 5.70%, 10/1/2033                                  2,000,000                1,259,960

Capistrano Unified School District, Special Tax

  (Community Facilities District Number 98-2-Ladera)

   5.75%, 9/1/2029                                                                            1,000,000                  965,860

Central California Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,004,700

Emeryville Public Financing Authority, Revenue

  (Shellmound Park Redevelopment Project)

   6.80%, 5/1/2014 (Prerefunded 5/1/2004)                                                       500,000  (a)             551,075

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            440,000                  429,612

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   5.75%, 1/15/2040                                                                             500,000                  492,745

Long Beach Special Tax Community Facilities District Number 5

   (Towne Center) 6.875%, 10/1/2025                                                             500,000                  519,390


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             654,422

      6.60%, 9/1/2034                                                                           410,000                  428,704

Redwood Empire Financing Authority, COP 6.40%, 12/1/2023                                      2,750,000                2,843,583

Sacramento City Financing Authority, Revenue
   8.02%, 12/1/2014                                                                             570,000  (b)             649,093

Sacramento County, Community Facilities District Number 1,

  Special Tax

   5.70%, 12/1/2020                                                                             750,000                  733,838

Sacramento County Housing Authority, MFHR

   (Cottage Estate Apartments) 6%, 2/1/2033                                                   1,000,000                1,026,250

Sacramento Municipal Utility District,

   Electric Revenue 9.645%, 11/15/2015 (Insured; MBIA)                                        1,000,000  (b, c)        1,082,500

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                  987,530

   (Burnham Institute) 6.25%, 9/1/9029.                                                       1,000,000                1,028,970

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,055,270

San Jose, MFHR 10.879%, 4/1/2012                                                              2,770,000  (b, c)        2,770,000

Santa Cruz County Public Financing Authority,

  Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,062,180

Torrance Redevelopment Agency, Tax Allocation Revenue

   5.625%, 9/1/2028                                                                             500,000                  480,070

Turlock Health Facility, COP (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,434,900

Valley Health System, HR (Improvement Project)

   6.50%, 5/15/2025                                                                             500,000                  441,445

U.S. RELATED--12.3%

Commonwealth of Puerto Rico Highway and Transportation
   Authority, Transportation Revenue 8.42%, 7/1/2038                                          1,000,000  (b, c)          908,270

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

   Special Tax Revenue 8.265%, 7/1/2015                                                       1,000,000  (b, c)        1,036,530

Guam Power Authority, Revenue 6.75%, 10/1/2024

   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,112,520

Virgin Islands Public Finance Authority, Revenue,

   Subordinated Lien-Fund Loan Notes 6%, 10/1/2022                                            2,000,000                1,959,580

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $39,767,833)                                                              39,862,360

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENT--.2%                                                          Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

California Housing Finance Agency, Revenue, VRDN 1.35%

   (cost $100,000)                                                                              100,000  (d)             100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $39,867,833)                                                              97.8%               39,962,360

CASH AND RECEIVABLES (NET)                                                                         2.2%                  884,676

NET ASSETS                                                                                       100.0%               40,847,036


Summary of Abbreviations

COP                       Certificate of Participation

HR                        Hospital Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing

                             Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value(%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              30.3

AA                               Aa                              AA                                                2.4

A                                A                               A                                                14.4

BBB                              Baa                             BBB                                              28.4

BB                               Ba                              BB                                                8.4

B                                B                               B                                                 3.1

F1                               MIG1/P1                         SP1/A1                                             .3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    12.7

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933.  THESE   SECURITIES  MAY  BE  RESOLD  IN  TRANSACTIONS   EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $8,355,024 OR 20.5% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  39,867,833  39,962,360

Cash                                                                     44,152

Interest receivable                                                     899,100

Prepaid expenses                                                          3,576

                                                                     40,909,188
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,066

Accrued expenses                                                         34,086

                                                                         62,152
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,847,036
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,301,357

Accumulated undistributed investment income--net                        277,270

Accumulated net realized gain (loss) on investments                 (1,826,118)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                         94,527
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,847,036
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE per share ($)                                              8.93

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,355,624

EXPENSES:

Management fee--Note 3(a)                                              144,511

Shareholders' reports                                                   11,610

Auditing fees                                                           10,400

Shareholder servicing costs--Note 3(b)                                   9,850

Legal fees                                                               5,444

Registration fees                                                        4,673

Directors' fees and expenses--Note 3(c)                                  1,770

Custodian fees--Note 3(b)                                                1,512

Miscellaneous                                                            5,668

TOTAL EXPENSES                                                         195,438

INVESTMENT INCOME--NET                                               1,160,186
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 44,674

Net unrealized appreciation (depreciation) on investments           (1,384,211)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,339,537)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (179,351)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002           Year Ended
                                               (Unaudited)  September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,160,186            2,227,437

Net realized gain (loss) on investments            44,674               (9,758)

Net unrealized appreciation (depreciation)
   on investments                              (1,384,211)           1,374,872

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (179,351)           3,592,551
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,042,638)          (2,140,151)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,221,989)            1,452,400
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            42,069,025           40,616,625

END OF PERIOD                                  40,847,036           42,069,025

Undistributed investment income--net              277,270              137,983

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                           Six Months Ended
                                             March 31, 2002(a)                              Year Ended September 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.20          8.88          8.98          9.77           9.71          9.52

Investment Operations:

Investment income--net                              .25(b)           .49           .48           .48            .52           .53

Net realized and unrealized
   gain (loss) on investments                        (.29)           .30          (.06)         (.71)           .12           .23

Total from Investment Operations                     (.04)           .79           .42          (.23)           .64           .76

Distributions:

Dividends from investment
   income--net                                       (.23)          (.47)         (.52)         (.56)          (.58)         (.57)

Net asset value, end of period                       8.93           9.20          8.88          8.98           9.77          9.71

Market value, end of period                          8.25           8.30          8-1/4         9-5/8        10-7/16        10-1/4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                2.08(d)          6.31         (8.70)        (2.21)          7.98         32.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .95(e)           .95          1.07          1.02           1.00           .98

Ratio of net investment income
   to average net assets                           5.62(e)          5.36          5.54          5.09           5.34          5.57

Portfolio Turnover Rate                            3.63(d)          4.26         20.44         25.65          19.28         26.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      40,847        42,069        40,617        41,031         44,386        43,838

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 5.61% TO 5.62%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  CALCULATED BASED ON MARKET VALUE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DCG.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

On March 27, 2002, the Board of Directors declared a cash dividend of $.038 per share from investment income-net, payable on April 25, 2002 to shareholders of record as of the close of business on April 11, 2002.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,816,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $286,000 of the carryover expires in fiscal 2004, $1,222,000 expires in fiscal 2005 and $308,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2002.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $9,850 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $1,512 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $2,059,974 and $1,470,057, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $94,527, consisting of $1,354,930 gross unrealized appreciation and $1,260,403, gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective October 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $21,739 increase in accumulated undistributed investment income-net and a corresponding $21,739 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on September 30, 2001.

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $2,900 and decrease net unrealized appreciation (depreciation) by $2,900. The statement of changes in net assets and financial highlights for the prior periods, have not been restated to reflect this change in presentation.


NOTES

OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Whitney I. Gerard
Arthur A. Hartman
George L. Perry

OFFICERS

President
      Stephen E. Canter

Vice President
      Mark N. Jacobs

Executive Vice President
      Paul Disdier

Secretary
      Michael A. Rosenberg

Assistant Secretary
      Steven F. Newman

Assistant Secretary
      Robert R. Mullery

Treasurer
      James Windels

Assistant Treasurers
      Gregory S. Gruber
      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor
Joseph A. Irace
Colleen A. Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCG

INITIAL SEC EFFECTIVE DATE

10/21/88


THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                                        The Fund

                 For More Information

                        Dreyfus California
                        Municipal Income, Inc.

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660



(c) 2002 Dreyfus Service Corporation                                  426SA0302